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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 33-60662 of Fund America Investors Corporation on Form S-3 of our report dated February 27, 1998, appearing in the Annual Report on Form 10-K of Fund America Investors Corporation for the year ended December 31, 1997.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
September 21, 1998